UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2020

BIO-key International, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E Wall, NJ 07719 (Address of principal executive offices)

(732) 359-1100 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 18, 2020, BIO-key International, Inc. (the “Company”) received notice (the “Notice”) from The Nasdaq Capital Market LLC (the “Nasdaq Capital Market”) that the Company’s stockholders’ equity reported in the Company’s Annual Report on Form 10-K for the period ended December 31, 2019 does not satisfy the Nasdaq Capital Market continued listing requirement set forth in Nasdaq Listing Rule 5550(b)(1) (the “Rule”).

The Company has 45 calendar days from the date of the Notice to submit to the Nasdaq Capital Market a plan to regain compliance with the Rule. The Company currently anticipates timely submitting such a plan to the Nasdaq Capital Market. If the plan is accepted, the Nasdaq Capital Market may grant an extension of up to 180 calendar days from the date of the Notice for the Company to provide evidence of compliance. If the plan is not accepted or the Company is not granted an extension, or if the Company is granted an extension and is unable to regain compliance, then the Company may request a hearing before a Nasdaq Hearings Panel. In the event a hearing is requested, all suspension and delisting action would be stayed pending the conclusion of the hearing process.

There can be no assurance that the Company will be able to regain compliance with the Rule.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the Company’s intention and timing for submitting a plan to the Nasdaq Capital Market, the Nasdaq Capital Market’s potential responses to the Company’s plan and the Company’s proposed actions if the plan is not accepted by Nasdaq. Risks that contribute to the uncertain nature of the forward-looking statements include, but are not limited to, the Company’s ability to prepare a submit a plan on its expected timing, the Nasdaq Capital Market’s review of the Company’s plan and the Company’s ability to complete expected actions following Nasdaq’s review. These and other risks and uncertainties are described more fully under the captions “Risk Factors” and “Private Securities Litigation Reform Act”, in the Company’s Annual Report on Form 10-K filed with the United States Securities and Exchange Commission on May 14, 2020, and elsewhere in the Company’s filings and reports with the United States Securities and Exchange Commission. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: May 22, 2020
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer